Exhibit 99.1

Vroom Announces Record Ecommerce Gross Profit Per Unit of $4,206

Continued Progress on Long-Term Roadmap

NEW YORK – November 7, 2022 – Vroom, Inc. (Nasdaq:VRM), a leading ecommerce platform for buying and selling used vehicles, today announced financial results for the third quarter ended September 30, 2022.

HIGHLIGHTS OF THIRD QUARTER 2022 VERSUS SECOND QUARTER 2022

•
Ecommerce gross profit per unit of $4,206, up 16%

•
SG&A expenses decreased $18.3 million

•
Net loss improved from $(115.1) million to $(51.1) million

•
Adjusted EBITDA improved from $(85.6) million to $(73.3) million

•
Adjusted EBITDA excluding non-recurring costs improved from $(77.3) million to $(57.5) million

Tom Shortt, Chief Executive Officer of Vroom, commented: “We continued to make progress on our three key objectives and four strategic initiatives as outlined during our Investor Day in May. We are intensely focused on improving the customer experience. For the month of October, 98% of our customers received their completed registrations before the expiration of their initial temporary tags. We will continue this focus as we work to achieve our goal of becoming best-in-class in titling and registration. We achieved Ecommerce gross profit per unit of $4,206, improved our Adjusted EBITDA excluding non-recurring costs to $(57.5) million and reduced our leverage by $56 million. I would like to thank all of our Vroommates, UACC Colleagues and third-party partners for their contributions in transforming our business and improving our customer experience."

Bob Krakowiak, Vroom’s Chief Financial Officer, commented: “I am pleased with our financial and operational performance in the third quarter. We took several actions to maximize liquidity and strengthen our balance sheet, including unlocking $59 million of restricted cash, repurchasing a portion of our convertible notes and completing our second securitization since the acquisition of UACC. Based on our progress, we are forecasting year-end cash liquidity near the midpoint of our previous guidance of $450 to $565 million.”

THIRD QUARTER 2022 FINANCIAL RESULTS

All financial comparisons are on a year-over-year basis unless otherwise noted.

Ecommerce Results

	Three Months Ended September 30,				Nine Months Ended September 30,
	2022	2021	Change	% Change	2022	2021	Change	% Change

	(in thousands, except unit data and average days to sale)				(in thousands, except unit data and average days to sale)
Ecommerce units sold	6,428	19,683	(13,255)	(67.3)%	35,134	53,455	(18,321)	(34.3)%
Ecommerce revenue:
Vehicle revenue	$212,980	$677,170	$(464,190)	(68.5)%	$1,173,727	$1,644,494	$(470,767)	(28.6)%
Product revenue	12,461	24,508	(12,047)	(49.2)%	48,709	59,155	(10,446)	(17.7)%
Total ecommerce revenue	$225,441	$701,678	$(476,237)	(67.9)%	$1,222,436	$1,703,649	$(481,213)	(28.2)%
Ecommerce gross profit:
Vehicle gross profit	$14,573	$25,875	$(11,302)	(43.7)%	$46,153	$72,704	$(26,551)	(36.5)%
Product gross profit	12,461	24,508	(12,047)	(49.2)%	48,709	59,155	(10,446)	(17.7)%
Total ecommerce gross profit	$27,034	$50,383	$(23,349)	(46.3)%	$94,862	$131,859	$(36,997)	(28.1)%
Average vehicle selling price per ecommerce unit	$33,133	$34,404	$(1,271)	(3.7)%	$33,407	$30,764	$2,643	8.6%
Gross profit per ecommerce unit:
Vehicle gross profit per ecommerce unit	$2,267	$1,315	$952	72.4%	$1,314	$1,360	$(46)	(3.4)%
Product gross profit per ecommerce unit	1,939	1,245	694	55.7%	1,386	1,107	279	25.2%
Total gross profit per ecommerce unit	$4,206	$2,560	$1,646	64.3%	$2,700	$2,467	$233	9.4%
Ecommerce average days to sale	186	68	118	173.5%	118	73	45	61.6%

Results by Segment

	Three Months Ended September 30,				Nine Months Ended September 30,
	2022	2021(1)	Change	% Change	2022	2021(1)	Change	% Change

	(in thousands, except unit data)				(in thousands, except unit data)
Units:
Ecommerce	6,428	19,683	(13,255)	(67.3)%	35,134	53,455	(18,321)	(34.3)%
Wholesale	3,128	9,760	(6,632)	(68.0)%	19,108	28,421	(9,313)	(32.8)%
All Other (2)	662	1,583	(921)	(58.2)%	3,408	3,358	50	1.5%
Total units	10,218	31,026	(20,808)	(67.1)%	57,650	85,234	(27,584)	(32.4)%

Revenue:
Ecommerce	$225,441	$701,678	$(476,237)	(67.9)%	$1,222,436	$1,703,649	$(481,213)	(28.2)%
Wholesale	47,604	131,306	(83,702)	(63.7)%	270,489	377,438	(106,949)	(28.3)%
Retail Financing (3)	40,654	—	40,654	100.0%	120,005	—	120,005	100.0%
All Other (4)	27,098	63,772	(36,674)	(57.5)%	126,622	168,677	(42,055)	(24.9)%
Total revenue	$340,797	$896,756	$(555,959)	(62.0)%	$1,739,552	$2,249,764	$(510,212)	(22.7)%
Gross profit (loss):
Ecommerce	$27,034	$50,383	$(23,349)	(46.3)%	$94,862	$131,859	$(36,997)	(28.1)%
Wholesale	(1,574)	2,103	(3,677)	(174.8)%	(6,260)	10,337	(16,597)	(160.6)%
Retail Financing (3)	35,954	—	35,954	100.0%	109,637	—	109,637	100.0%
All Other (4)	5,917	5,603	314	5.6%	17,089	15,197	1,892	12.4%
Total gross profit	$67,331	$58,089	$9,242	15.9%	$215,328	$157,393	$57,935	36.8%
Gross profit (loss) per unit (5):
Ecommerce	$4,206	$2,560	$1,646	64.3%	$2,700	$2,467	$233	9.4%
Wholesale	$(503)	$215	$(718)	(334.0)%	$(328)	$364	$(692)	(190.1)%

(1)
In the second quarter of 2022, we reevaluated our reporting segments based on relative revenue and gross profit and significance in our long term strategy. As a result of that analysis, we determined to no longer report TDA as a separate operating segment. As of June 30, 2022, we are organized into three reportable segments: Ecommerce, Wholesale, and Retail Financing. We reclassified TDA revenue and TDA gross profit from the TDA reportable segment to the “All Other” category to conform to current year presentation.
(2)
All Other units consist of retail sales of used vehicles from TDA.
(3)
The Retail Financing segment represents UACC’s operations with its network of third-party dealership customers as of the closing of the UACC acquisition in February 2022.
(4)
All Other revenues and gross profit consist of retail sales of used vehicles from TDA and fees earned on sales of value-added products associated with those vehicles sales and the CarStory business.
(5)
Gross profit per unit metrics exclude the Retail Financing gross profit and All Other gross profit.

SG&A

	Three Months Ended September 30,				Nine Months Ended September 30,
	2022	2021	Change	% Change	2022	2021	Change	% Change

	(in thousands)				(in thousands)
Compensation & benefits	$55,694	$53,900	$1,794	3.3%	$199,111	$145,580	$53,531	36.8%
Marketing expense	14,945	35,214	(20,269)	(57.6)%	69,818	88,267	(18,449)	(20.9)%
Outbound logistics	4,945	22,717	(17,772)	(78.2)%	39,925	57,987	(18,062)	(31.1)%
Occupancy and related costs	6,041	4,635	1,406	30.3%	17,408	12,599	4,809	38.2%
Professional fees	6,459	7,694	(1,235)	(16.1)%	26,585	15,951	10,634	66.7%
Software and IT costs	11,277	7,232	4,045	55.9%	33,406	19,367	14,039	72.5%
Other	35,282	17,326	17,956	103.6%	89,374	41,731	47,643	114.2%
Total selling, general & administrative expenses	$134,643	$148,718	$(14,075)	(9.5)%	$475,627	$381,482	$94,145	24.7%

Non-GAAP Financial Measures

In addition to our results determined in accordance with U.S. GAAP, we believe the following non-GAAP financial measures are useful in evaluating our operating performance:

•
EBITDA;
•
Adjusted EBITDA;
•
Adjusted EBITDA excluding non-recurring costs to address operational and customer experience issues;
•
Adjusted EBITDA excluding securitization gain;
•
Adjusted EBITDA excluding securitization gain and non-recurring costs to address operational and customer experience issues;
•
Non-GAAP net loss;
•
Non-GAAP net loss per share;
•
Non-GAAP net loss excluding securitization gain; and
•
Non-GAAP net loss per share excluding securitization gain.

These non-GAAP financial measures have limitations as analytical tools in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with U.S. GAAP. Because of these limitations, these non-GAAP financial measures should be considered along with other operating and financial performance measures presented in accordance with U.S. GAAP. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with U.S. GAAP. We have reconciled all non-GAAP financial measures with the most directly comparable U.S. GAAP financial measures.

EBITDA, Adjusted EBITDA, Adjusted EBITDA excluding non-recurring costs to address operational and customer experience issues, Adjusted EBITDA excluding securitization gain, Adjusted EBITDA excluding securitization gain and non-recurring costs to address operational and customer experience issues, Non-GAAP net loss, Non-GAAP net loss per share, Non-GAAP net loss excluding securitization gain, and Non-GAAP net loss per share excluding securitization gain are supplemental performance measures that our management uses to assess our operating performance and the operating leverage in our business. Because each of these non-GAAP financial measures facilitate internal comparisons of our historical operating performance on a more consistent basis, we use these measures for business planning purposes.

EBITDA

We calculate EBITDA as net loss before interest expense, interest income, income tax expense and depreciation and amortization expense.

Adjusted EBITDA

We calculate Adjusted EBITDA as EBITDA adjusted to exclude realignment costs, acquisition related costs, change in fair value of finance receivables, gain on debt extinguishment, goodwill impairment charge and other costs, which relate to the write off of the upfront shares issued as part of the Rocket Auto agreement and previously recognized within "Other assets". Changes in fair value of finance receivables can fluctuate significantly from period to period and relate primarily to historical loans and debt which have been securitized, and acquired on February 1, 2022 from UACC. Our ongoing business model is to originate or purchase finance receivables with the intent to sell which we recognize at the lower of cost or fair value. Therefore, these historical finance receivables acquired, which are accounted for under the fair value option, will experience fluctuations in value from period to period. We believe it is appropriate to remove this temporary volatility from our Adjusted EBITDA results to better reflect our ongoing business model. Additionally, these historical finance receivables acquired from UACC are expected to run-off within approximately 12 months.

Adjusted EBITDA excluding non-recurring costs to address operational and customer experience issues

We calculate Adjusted EBITDA excluding non-recurring costs to address operational and customer experience issues as Adjusted EBITDA adjusted to exclude the non-recurring costs incurred to address operational and customer experience issues, including rental cars for our customers and legal settlements with customers and state DMVs. While we expect to continue to incur these costs over the next few quarterly periods, we do not expect these costs to continue to be incurred once our operational issues have been resolved.

Adjusted EBITDA excluding securitization gain

We calculate Adjusted EBITDA excluding securitization gain as Adjusted EBITDA adjusted to exclude the securitization gain from the sale of UACC's finance receivables, and believe that it provides a useful perspective on the underlying operating results and trends and a means to compare our period-over-period results.

Adjusted EBITDA excluding securitization gain and non-recurring costs to address operational and customer experience issues

We calculate Adjusted EBITDA excluding securitization gain and non-recurring costs to address operational and customer experience issues as Adjusted EBITDA adjusted to exclude the securitization gain from the sale of UACC’s finance receivables and the non-recurring costs incurred to address operational and customer experience issues.

The following table presents a reconciliation of the foregoing non-GAAP financial measures to net loss, which is the most directly comparable U.S. GAAP measure:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021

	(in thousands)		(in thousands)
Net loss	$(51,127)	$(98,122)	$(476,675)	$(241,118)
Adjusted to exclude the following:	—	—	—	—
Interest expense	9,704	7,028	28,617	14,720
Interest income	(5,104)	(2,930)	(12,991)	(7,288)
(Benefit) provision for income taxes	899	29	(22,085)	379
Depreciation and amortization	9,995	3,469	28,005	9,497
EBITDA	$(35,633)	$(90,526)	$(455,129)	$(223,810)
Realignment costs	$3,243	$—	$12,772	$—
Acquisition related costs	—	3,412	5,653	3,412
Change in fair value of finance receivables	(3,012)	—	4,455	—
Goodwill impairment charge	—	—	201,703	—
Gain on debt extinguishment	(37,917)	—	(37,917)	—
Other	—	—	2,127	—
Adjusted EBITDA	$(73,319)	$(87,114)	$(266,336)	$(220,398)

Non-recurring costs to address operational and customer experience issues	15,785	—	25,059	—
Adjusted EBITDA excluding non-recurring costs to address operational and customer experience issues	$(57,534)	$(87,114)	$(241,277)	$(220,398)

Securitization gain	(15,972)	—	(45,589)	—
Adjusted EBITDA excluding securitization gain	$(89,291)	$(87,114)	$(311,925)	$(220,398)

Adjusted EBITDA excluding securitization gain and non-recurring costs to address operational and customer experience issues	$(73,506)	$(87,114)	$(286,866)	$(220,398)

Non-GAAP net loss

We calculate Non-GAAP net loss as net loss adjusted to exclude realignment costs, acquisition related costs, change in fair value of finance receivables, goodwill impairment charge, gain on debt extinguishment, and other costs, which relate to the write off of the upfront shares issued as part of the Rocket Auto agreement and previously recognized within "Other assets".

Non-GAAP net loss per share

We calculate Non-GAAP net loss per share as Non-GAAP net loss divided by weighted average number of shares outstanding.

Non-GAAP net loss excluding securitization gain

We calculate Non-GAAP net loss excluding securitization gain as Non-GAAP net loss adjusted to exclude the securitization gain from the sale of UACC's finance receivables.

Non-GAAP net loss per share excluding securitization gain

We calculate Non-GAAP net loss per share excluding securitization gain as Non-GAAP net loss excluding securitization gain divided by weighted average number of shares outstanding.

The following table presents a reconciliation of the foregoing non-GAAP financial measures to net loss and net loss per share, which are the most directly comparable U.S. GAAP measures:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
	(in thousands, except share and per share amounts)
Net loss	$(51,127)	$(98,122)	$(476,675)	$(241,118)
Net loss attributable to common stockholders	$(51,127)	$(98,122)	$(476,675)	$(241,118)
Add: Realignment costs	3,243	—	12,772	—
Add: Acquisition related costs	—	3,412	5,653	3,412
Add: Change in fair value of finance receivables	(3,012)	—	4,455	—
Add: Goodwill impairment charge	—	—	201,703	—
Subtract: Gain on debt extinguishment	(37,917)	—	(37,917)	—
Add: Other	—	—	2,127	—
Non-GAAP net loss	$(88,813)	$(94,710)	$(287,882)	$(237,706)
Subtract: Securitization gain	(15,972)	—	(45,589)	—
Non-GAAP net loss excluding securitization gain	$(104,785)	$(94,710)	$(333,471)	$(237,706)
	—	—	—	—
Weighted-average number of shares outstanding used to compute net loss per share, basic and diluted	138,118,679	136,766,015	137,817,839	136,256,901

Net loss per share, basic and diluted	$(0.37)	$(0.72)	$(3.46)	$(1.77)
Impact of realignment costs	0.02	—	0.09	—
Impact of acquisition related costs	—	0.02	0.04	0.03
Impact of change in fair value of finance receivables	(0.02)	—	0.03	—
Impact of goodwill impairment charge	—	—	1.46	—
Impact of gain on debt extinguishment	(0.27)	—	(0.28)	—
Impact of other	—	—	0.02	—
Non-GAAP net loss per share, basic and diluted	$(0.64)	$(0.70)	$(2.10)	$(1.74)
Impact of securitization gain	(0.12)	—	(0.33)	—
Non-GAAP net loss per share excluding securitization gain and non-recurring costs to address operational and customer experience issues, basic and diluted	$(0.76)	$(0.70)	$(2.43)	$(1.74)

THIRD QUARTER 2022 AS COMPARED TO SECOND QUARTER 2022

	Three Months Ended September 30,	Three Months Ended June 30,
	2022	2022	Change	% Change
	(in thousands, except unit data)
Total revenues	$340,797	$475,437	$(134,640)	(28.3)%
Total gross profit	$67,331	$66,357	$974	1.5%
Ecommerce units sold	6,428	9,233	(2,805)	(30.4)%
Ecommerce revenue	$225,441	$321,632	$(96,191)	(29.9)%
Ecommerce gross profit	$27,034	$33,509	$(6,475)	(19.3)%
Vehicle gross profit per ecommerce unit	$2,267	$2,166	$101	4.7%
Product gross profit per ecommerce unit	1,939	1,463	476	32.5%
Total gross profit per ecommerce unit	$4,206	$3,629	$577	15.9%
Wholesale units sold	3,128	5,867	(2,739)	(46.7)%
Wholesale revenue	$47,604	$82,901	$(35,297)	(42.6)%
Wholesale gross loss	$(1,574)	$(1,934)	$360	18.6%
Wholesale gross loss per unit	$(503)	$(330)	$(173)	(52.4)%
Retail Financing revenue	$40,654	$32,121	$8,533	26.6%
Retail Financing gross profit	$35,954	$28,720	$7,234	25.2%
Total selling, general, and administrative expenses	$134,643	$152,990	$(18,347)	(12.0)%

	Three Months Ended September 30,	Three Months Ended June 30,
	2022	2022	Change	% Change

	(in thousands)
Net loss	$(51,127)	$(115,089)	$63,962	55.6%
Adjusted to exclude the following:
Interest expense	9,704	9,533	171	1.8%
Interest income	(5,104)	(3,935)	(1,169)	29.7%
(Benefit) provision for income taxes	899	256	643	251.2%
Depreciation and amortization	9,995	10,115	(120)	(1.2)%
EBITDA	$(35,633)	$(99,120)	$63,487	64.1%
Realignment costs	$3,243	$9,529	$(6,286)	(66.0)%
Change in fair value of finance receivables	(3,012)	1,846	(4,858)	(263.2)%
Gain on debt extinguishment	(37,917)	—	(37,917)	100.0%
Other	—	2,127	(2,127)	(100.0)%
Adjusted EBITDA	$(73,319)	$(85,618)	$12,299	14.4%

Non-recurring costs to address operational and customer experience issues	15,785	8,274	7,511	90.8%
Adjusted EBITDA excluding non-recurring costs to address operational and customer experience issues	$(57,534)	$(77,344)	$19,810	25.6%

Securitization gain	(15,972)	—	(15,972)	100.0%
Adjusted EBITDA excluding securitization gain	$(89,291)	$(85,618)	$(3,673)	(4.3)%

Adjusted EBITDA excluding securitization gain and non-recurring costs to address operational and customer experience issues	$(73,506)	$(77,344)	$3,838	5.0%

Conference Call & Webcast Information

Vroom management will discuss these results and other information regarding the Company during a conference call and audio webcast Tuesday, November 8, 2022 at 8:30 a.m. ET.

To access the conference call, please register at this embedded link. Registered participants will be sent a unique PIN to access the call. A listen-only webcast will also be available via the same link and at ir.vroom.com. An archived webcast of the conference call will be accessible on the website within 48 hours of its completion.

About Vroom (Nasdaq: VRM)

Vroom is an innovative, end-to-end ecommerce platform that offers a better way to buy and a better way to sell used vehicles. The Company’s scalable, data-driven technology brings all phases of the vehicle buying and selling process to consumers wherever they are and offers an extensive selection of vehicles, transparent pricing, competitive financing, and contact-free, at-home pick-up and delivery. For more information visit www.vroom.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding expected timelines, our execution of and the expected benefits from our business realignment plan and cost-saving initiatives, including our ability to improve our transaction processes and customer service experience, our expectations regarding our business strategy and plans, including our ongoing ability to integrate and develop United Auto Credit Corporation into a captive finance operation, and, for future results of operations and financial position, including our ability to improve our unit economics and our outlook for the full year ended December 31, 2022, including with respect to our liquidity. These statements are based on management’s current assumptions and are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. For factors that could cause actual results to differ materially from the forward-looking statements in this press release, please see the risks and uncertainties identified under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2021, as updated by our Quarterly report on Form 10-Q for the quarter ended September 30, 2022, each of which is available on our Investor Relations website at ir.vroom.com and on the SEC website at www.sec.gov. All forward-looking statements reflect our beliefs and assumptions only as of the date of this press release. We undertake no obligation to update forward-looking statements to reflect future events or circumstances.

Investor Relations:

Vroom

Liam Harrington

investors@vroom.com

Media Contact:

Current Global

Danny Finlay

dfinlay@currentglobal.com

VROOM, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share amounts)

(unaudited)

	As of	As of
	September 30,	December 31,
	2022	2021
ASSETS
Current Assets:
Cash and cash equivalents	$509,660	$1,132,325
Restricted cash (including restricted cash of consolidated VIEs of $19.5 million and $0 million, respectively)	94,305	82,450
Accounts receivable, net of allowance of $26.7 million and $8.9 million, respectively	23,733	105,433
Finance receivables at fair value (including finance receivables of consolidated VIEs of $10.9 million and $0 million, respectively)	13,644	—
Finance receivables held for sale, net (including finance receivables of consolidated VIEs of $137.1 million and $0 million, respectively)	210,729	—
Inventory	437,828	726,384
Beneficial interests in securitizations	23,984	—
Prepaid expenses and other current assets	58,576	55,700
Total current assets	1,372,459	2,102,292
Finance receivables at fair value (including finance receivables of consolidated VIEs of $135.8 million and $0 million, respectively)	166,382	—
Property and equipment, net	50,520	37,042
Intangible assets, net	165,668	28,207
Goodwill	—	158,817
Operating lease right-of-use assets	24,392	15,359
Other assets	29,539	25,033
Total assets	$1,808,960	$2,366,750
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$36,800	$52,651
Accrued expenses	103,903	121,508
Vehicle floorplan	345,272	512,801
Warehouse credit facilities of consolidated VIEs	135,453	—
Current portion of securitization debt of consolidated VIEs at fair value	54,652	—
Deferred revenue	16,313	75,803
Operating lease liabilities, current	8,268	6,889
Other current liabilities	19,061	57,604
Total current liabilities	719,722	827,256
Long term debt, net of current portion (including securitization debt of consolidated VIEs of $40.8 million and $0 million at fair value, respectively)	607,790	610,618
Operating lease liabilities, excluding current portion	20,620	9,592
Other long-term liabilities	15,696	4,090
Total liabilities	1,363,828	1,451,556
Commitments and contingencies (Note 13)
Stockholders’ equity:
Common stock, $0.001 par value; 500,000,000 shares authorized as of September 30, 2022 and December 31, 2021; 138,154,063 and 137,092,891 shares issued and outstanding as of September 30, 2022 and December 31, 2021, respectively	135	135
Additional paid-in-capital	2,070,454	2,063,841
Accumulated deficit	(1,625,457)	(1,148,782)
Total stockholders’ equity	445,132	915,194
Total liabilities and stockholders’ equity	$1,808,960	$2,366,750

VROOM, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share amounts)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Revenue:
Retail vehicle, net	$234,353	$735,716	$1,283,263	$1,798,155
Wholesale vehicle	47,604	131,306	270,489	377,438
Product, net	13,181	26,544	51,954	64,422
Finance	40,654	—	120,005	—
Other	5,005	3,190	13,841	9,749
Total revenue	340,797	896,756	1,739,552	2,249,764
Cost of sales:
Retail vehicle	218,726	708,071	1,234,138	1,720,974
Wholesale vehicle	49,178	129,203	276,749	367,101
Finance	4,699	—	10,368	—
Other	863	1,393	2,969	4,296
Total cost of sales	273,466	838,667	1,524,224	2,092,371
Total gross profit	67,331	58,089	215,328	157,393
Selling, general and administrative expenses	134,643	148,718	475,627	381,482
Depreciation and amortization	9,833	3,376	27,728	9,276
Impairment charges	1,017	—	206,127	—
Loss from operations	(78,162)	(94,005)	(494,154)	(233,365)
Gain on debt extinguishment	(37,917)	—	(37,917)	—
Interest expense	9,704	7,028	28,617	14,720
Interest income	(5,104)	(2,930)	(12,991)	(7,288)
Other loss (income), net	5,383	(10)	26,897	(58)
Loss before provision for income taxes	(50,228)	(98,093)	(498,760)	(240,739)
Provision (benefit) for income taxes	899	29	(22,085)	379
Net loss	$(51,127)	$(98,122)	$(476,675)	$(241,118)
Net loss per share attributable to common stockholders, basic and diluted	$(0.37)	$(0.72)	$(3.46)	$(1.77)
Weighted-average number of shares outstanding used to compute net loss per share attributable to common stockholders, basic and diluted	138,118,679	136,766,015	137,817,839	136,256,901

VROOM, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Nine Months Ended September 30,
	2022	2021
Operating activities
Net loss	$(476,675)	$(241,118)
Adjustments to reconcile net loss to net cash used in operating activities:
Impairment charges	206,127	—
Gain on debt extinguishment	(37,917)	—
Depreciation and amortization	28,005	9,497
Amortization of debt issuance costs	3,777	1,784
Realized gains on securitization transactions	(45,589)	—
Deferred taxes	(23,855)	—
Losses on finance receivables and securitization debt, net	39,464	—
Stock-based compensation expense	6,613	9,754
Provision to record inventory at lower of cost or net realizable value	(5,033)	5,625
Other, net	4,717	4,874
Changes in operating assets and liabilities:
Finance receivables, held for sale
Originations of finance receivables held for sale	(483,167)	—
Principal payments received on finance receivables held for sale	38,297	—
Proceeds from sale of finance receivables held for sale, net	509,612	—
Other	(5,924)	—
Accounts receivable	63,252	(32,936)
Inventory	293,589	(183,731)
Prepaid expenses and other current assets	12,420	(39,356)
Other assets	(2,678)	(7,390)
Accounts payable	(22,183)	26,144
Accrued expenses	(27,020)	43,512
Deferred revenue	(59,490)	39,227
Other liabilities	(39,444)	38,655
Net cash used in operating activities	(23,102)	(325,459)
Investing activities
Finance receivables at fair value
Originations of finance receivables at fair value	(49,475)	—
Principal payments received on finance receivables at fair value	106,829	—
Proceeds from sale of finance receivables at fair value, net	43,262	—
Principal payments received on beneficial interests	5,571	—
Purchase of property and equipment	(19,968)	(18,786)
Acquisition of business, net of cash acquired of $47.9 million	(267,488)	(75,875)
Net cash used in investing activities	(181,269)	(94,661)
Financing activities
Principal repayment under secured financing agreements	(176,909)	—
Proceeds from vehicle floorplan	1,286,000	1,901,457
Repayments of vehicle floorplan	(1,453,529)	(1,789,215)
Proceeds from warehouse credit facilities	419,000	—
Repayments of warehouse credit facilities	(460,566)	—
Other financing activities	(1,977)	—
Repayments of convertible senior notes	(18,458)	—
Proceeds from issuance of convertible senior notes	—	625,000
Issuance costs paid for convertible senior notes	—	(16,129)
Proceeds from exercise of stock options	—	5,085
Net cash (used in) provided by financing activities	(406,439)	726,198
Net (decrease) increase in cash, cash equivalents and restricted cash	(610,810)	306,078
Cash, cash equivalents and restricted cash at the beginning of period	1,214,775	1,090,039
Cash, cash equivalents and restricted cash at the end of period	$603,965	$1,396,117

VROOM, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (continued)

(in thousands)

(unaudited)

Supplemental disclosure of cash flow information:
Cash paid for interest	$24,619	$11,116
Cash paid for income taxes	$2,062	$329
Supplemental disclosure of non-cash investing and financing activities:
Fair value of beneficial interests received in securitization transactions	$30,082	$—
Accrued property and equipment expenditures	$538	$1,652
Issuance of common stock for CarStory acquisition	$—	$38,811
Fair value of unvested stock options assumed for acquisition of business	$—	$1,017